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                          MATTHEWS INTERNATIONAL FUNDS

                     Matthews Asian Growth and Income Fund
                         Matthews Asian Technology Fund
                              Matthews China Fund
                              Matthews Japan Fund
                              Matthews Korea Fund
                          Matthews Pacific Tiger Fund
                                 (the "Funds")

                         SUPPLEMENT DATED JUNE 29, 2001
                     TO PROSPECTUS DATED DECEMBER 15, 2000

This supplement provides new information and replaces any contrary information contained in the Prospectus dated December 15, 2000 for the Funds (the "Prospectus"). It should be retained and read in conjunction with the Prospectus.

On page 15 of the Prospectus under the section entitled "Selling (Redeeming) Shares", the following paragraph is inserted after the last paragraph of such section:

     SIGNATURE GUARANTEES - The Funds require a medallion signature guarantee on any redemption over $10,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud), the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Please call (800) 892-0382 for information on obtaining a signature guarantee.

             YOU SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.